EATON VANCE RISK-MANAGED EQUITY OPTION INCOME FUND Supplement to Summary Prospectus dated April 1, 2010

The following replaces the first paragraph of the Summary Prospectus:

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. The Fund’s Prospectus dated April 1, 2010, as supplemented, and Statement of Additional Information dated April 1, 2010, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus, Statement of Additional Information, and other information about the Fund, go to http:// funddocuments.eatonvance.com, email a request to contact@eatonvance.com, call 1-800-262-1122, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund. Unless otherwise noted, page number references refer to the current Prospectus for this Fund.

The following change is effective September 13, 2010:

The following replaces the second paragraph under "Principal Investment Strategies":

The Fund intends to write (sell) call options and purchase put options and/or enter into put option spreads on one or more broad-based U.S. stock indices. The Fund generally intends to write index calls above the current value of the index to generate premium income and to purchase index puts below the current value of the applicable index to reduce the Fund’s exposure to market risk and volatility. In a put option spread, the Fund writes index put options in combination with the purchase of index put options at a higher exercise price. This combination protects the Fund against a decline in the index price, but only to the stated exercise price of the index option written. The Fund may also write (sell) put options on individual stocks deemed attractive for purchase at prices at or above the exercise price of the put options written. As a result of the Fund’s option strategy, the derivatives risk described below may be more significant for the Fund.

August 13, 2010	4760-8/10	RMEOSPS

EATON VANCE RISK-MANAGED EQUITY OPTION INCOME FUND Supplement to Prospectus dated April 1, 2010

The following changes are effective September 13, 2010:

1. The following replaces the second paragraph under "Principal Investment Strategies" in "Fund Summaries - Risk-Managed Equity Option Income Fund":

The Fund intends to write (sell) call options and purchase put options and/or enter into put option spreads on one or more broad-based U.S. stock indices. The Fund generally intends to write index calls above the current value of the index to generate premium income and to purchase index puts below the current value of the applicable index to reduce the Fund’s exposure to market risk and volatility. In a put option spread, the Fund writes index put options in combination with the purchase of index put options at a higher exercise price. This combination protects the Fund against a decline in the index price, but only to the stated exercise price of the index option written. The Fund may also write (sell) put options on individual stocks deemed attractive for purchase at prices at or above the exercise price of the put options written. As a result of the Fund’s option strategy, the derivatives risk described below may be more significant for the Fund.

2. The following replaces the first and second paragraphs under "Additional Information on Options Strategy and Management Strategy for Risk-Managed Equity Option Income Fund." in "Investment Objectives & Principal Policies and Risks":

The Fund intends to write call options and purchase put options and/or enter put spreads on one or more broad-based U.S. stock indices, such as the S&P 500. Over time, the indices on which the Fund purchases put options and sells call options and/or enters put option spreads may vary as a result of changes in the availability and liquidity of various listed index options, the portfolio managers’ evaluation of equity market conditions and other factors. Due to tax considerations, the Fund intends to limit the overlap between its stock holdings (and any subset thereof) and each index on which it has outstanding options positions to less than 70% on an ongoing basis.

The Fund generally intends to sell index call options that are slightly “out-of-the-money,” meaning that option exercise prices generally will be slightly higher than the current level of the index at the time the options are written. The Fund generally intends to purchase index put options that are relatively further out-of-the-money than the call options sold (i.e., the exercise price generally will be somewhat more below the current level of the applicable index when the option is purchased). The Fund generally intends to sell put options on individual stocks that are “out-of-the-money” (i.e. the exercise price generally will be below the current level of the applicable stock when the option is sold). The percentage of the Fund’s portfolio value against which index and/or single stock put options are purchased and index call options are sold may vary over time. The Fund may also buy put options and sell call options that are more or less “out-of-the-money.” Purchased put options that are more “out-of-the-money” provide the Fund with less protection against a decline in the applicable index or stock, but generally would be less expensive than options that are slightly less “out-of-the-money.” Under certain market conditions the Fund may purchase put option spreads rather than standalone put options. By doing so, the Fund can lower the net cost of its market hedging activities, since the premiums received from selling index put options will offset, in part, the premiums paid to purchase the index put options. Although less expensive than buying a standalone index put option, buying a put option spread will expose the Fund to incremental loss if the value of the index at contract expiration is below the exercise price of the put option sold.

3. The following replaces "Options on Securities, Indices and Currencies." under "Derivatives." in "Investment Objectives & Principal Policies and Risks":

Options on Securities, Indices and Currencies. The Fund may engage in transactions in exchange traded and over-the-counter (“OTC”) options. There are several risks associated with transactions in options such as imperfect correlation, counterparty risk and an insufficient liquid secondary market for particular options. By buying a put option on a particular instrument, the Fund pays a premium for the right to sell the underlying instrument at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the instrument until the put option expires. The Fund may purchase uncovered put options. The purchaser of an index put option has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the put option as of the valuation date of the option. Because their exercise is settled in cash, sellers of index put options cannot provide in advance for their potential settlement obligations by selling short the underlying securities. The Fund may lose the premium paid for purchased options before they can be profitably exercised. The Fund also has authority to write (i.e., sell) put options. The Fund will receive a premium for writing a put option, which increases the Fund's return. In writing a put option on a particular instrument, the Fund has the obligation to buy the underlying instrument at an agreed upon price if the price of such instrument decreases below the exercise price. In writing index put options, the Fund will be responsible, during the option’s life, for any decreases in the value of the index below the strike price of the put option. When an index put option is exercised, the Fund will be required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index at contract termination. Thus, the exercise of put options sold by the Fund may require the Fund to sell portfolio securities to generate cash at inopportune times or for unattractive prices.

A purchased call option on a particular instrument gives the Fund the right to buy, and obligates the seller to sell, the underlying instrument at the exercise price at any time during the option period. The purchaser of an index call option has the right to receive a cash payment equal to any appreciation in the value of the index over the strike price of the call option as of the valuation date of the option. Because their exercise is settled in cash, sellers of index call options such as the Fund cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund also is authorized to write (i.e., sell) call options on instruments in which it may invest and to enter into closing purchase transactions with respect to such options. A covered call option is an option in which the Fund, in return for a premium, gives another party a right to buy specified instruments owned by the Fund at a specified future date and price set at the time of the contract. The Fund's ability to sell the instrument underlying a call option may be limited while the option is in effect unless the Fund enters into a closing purchase transaction. Uncovered calls have speculative characteristics and are riskier than covered calls because there is no underlying instrument held by the Fund that can act as a partial hedge. If the Fund does not own the instrument underlying a written call option, it may be required to generate cash to purchase the security to meet the requirements of the option. As the writer of index call options, the Fund will be responsible, during the option’s life, for any increases in the value of the index above the strike price of the call option. When an index call option is exercised, the Fund will be required to deliver an amount of cash determined by the excess of the value of the index at contract termination over the strike price of the option.

In a put option spread, the Fund writes out-of-the money index put options in combination with the purchase of index put options at a higher exercise price. This combination protects the Fund against a decline in the index price, but only to the stated exercise price of the index option written. The premium received for writing a put option on an index offsets, in part, the premium paid to purchase the index put option. Put option spreads are designed to protect against a decline in value of an index to the extent of the difference between a put option purchased and a put option sold on the index. Entering into put option spreads is less expensive than a strategy of only purchasing index put options and in a flat to upwardly moving market can benefit the Fund by reducing the cost of the downside protection, however, the downside protection is limited as compared to just owning an index put option. Accordingly, at times when the Fund owns a put option spread instead of just owning an index put option, the Fund's risk of loss will be greater to the extent that the index's loss exceeds the difference between the exercise price of the put option purchased and the put option written.

Options positions are marked to market daily. The value of options is affected by changes in the value and dividend rates of the securities underlying the option or represented in the index underlying the option, changes in interests rates, changes in the actual or perceived volatility of the relevant index or market and the remaining time to the options’ expiration, as well as trading conditions in the options market.

August 13, 2010	4755-8/10	EERMEPS1